UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2018

ARLO TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-38618	38-4061754
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 East Plumeria Drive

San Jose, CA 95134

(Address, including zip code, of principal executive offices)

(408) 907-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD.

On August 2, 2018, Arlo Technologies, Inc. (“Arlo”), a subsidiary of NETGEAR, Inc. (“NETGEAR”), and NETGEAR issued a press release announcing the pricing of Arlo’s initial public offering (“IPO”) of 10,215,000 shares (or 11,747,250 shares if the underwriters exercise their option to purchase additional shares in full) of Arlo common stock, par value $0.001 per share (the “Arlo Common Stock”) at a price to the public of $16.00 per share, and certain other matters. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Cautionary Statement Regarding Forward-Looking Statements:

Statements in this document and the attached press release contain forward-looking statements that are subject to substantial risks and uncertainties. Any statements contained herein or therein that are not statements of historical fact may be deemed to be forward-looking statements. The words “anticipate,” “expect,” “believe,” “will,” “may,” “should,” “estimate,” “project,” “outlook,” “forecast” or other similar words are used to identify such forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. The forward-looking statements represent NETGEAR’s or Arlo’s expectations or beliefs concerning future events based on information available at the time such statements were made and include statements regarding the initial public offering of Arlo. These statements are based on management’s current expectations and are subject to certain risks and uncertainties, including, among others, market conditions, unforeseen regulatory issues and the failure to satisfy any of the conditions to such transaction that may cause results to differ materially from the statements set forth in this press release. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Further information on potential risk factors that could affect NETGEAR or Arlo and their respective businesses are detailed in NETGEAR’s and Arlo’s filings with the Securities and Exchange Commission. Given these circumstances, you should not place undue reliance on these forward-looking statements. NETGEAR and Arlo undertake no obligation to release publicly any revisions to any forward-looking statements contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

Exhibit No.	Description of Exhibit

99.1	Press Release, dated August 2, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARLO TECHNOLOGIES, INC.

By:	/s/ Brian Busse
Name: Brian Busse
Title: General Counsel

Date: August 2, 2018